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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                            Current Report Pursuant
                           to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                       Date of Report: September 1, 1998
                       ---------------------------------


                               ARIEL CORPORATION
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            (Exact Name of Registrant as Specified in Its Charter)

                                   Delaware
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                (State or Other Jurisdiction of Incorporation)

        0-25236                                        13-3137699
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(Commission File Number)                  (I.R.S. Employer Identification No.)


   2540 Route 130, Cranbury, New Jersey                  08512
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  (Address of Principal Executive Offices)             (Zip Code)

                                (609) 860-2900
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             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)



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                               TABLE OF CONTENTS

                                   FORM 8-K

                               September 1, 1998



Item                                                                    Page

Item 2.  Acquisition or Disposition of Assets.                            1

Item 7.  Financial Statements and Exhibits.                               2

Signature                                                                 3

Exhibits                                                                 E-1


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Item 2.  Acquisition or Disposition of Assets.

Consummation of Sale of the Communications Systems Group

         Ariel Corporation announced September 1, 1998 that it has closed the sale of the assets of its DSLAM group to Cabletron Systems, Inc. of Rochester, New Hampshire. With the closing, Ariel has received approximately 33.5 million in cash. The sale allows Ariel to better focus its efforts on its core business and to significantly reduce its operating expenses. Ariel's strengthened financial position enables the Company to invest in technology, people and strategic partnerships, positioning it for growth in the emerging open remote access market.

Matters discussed herein, including any discussion of or impact, expressed or implied, on Ariel's anticipated operating results and future earnings per share contain forward-looking statements that involve risks and uncertainties. Ariel's results may differ significantly from the results indicated by such forward-looking statements. Additionally, Ariel's operating results may be affected by many factors, including but not limited to, the timely development and acceptance of new products, the impact of competitive products and pricing, the development of OEM relationships, and changing market conditions. These and other risks are detailed from time to time in Ariel's SEC reports, including its Form 10-K for the year ended December 31, 1997 and its Form 10-Q for the quarter ended June 30, 1998.


                                     -1-
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Item 7.  Financial Statements and Exhibits.

         a.       Financial statements of businesses acquired.

                           Not applicable.

         b.       Pro forma financial information.

                  Unaudited pro forma balance sheet of Ariel Corporation as of June 30, 1998 reflecting the disposition of the Communications Systems Group as if the transaction had occurred as of June 30, 1998. Unaudited pro forma statements of operations for the six months ended June 30, 1998 and for the year ended December 31, 1997 as if the transaction had occurred at the beginning of the periods indicated.

         c.       Exhibits.

                           The following exhibits are filed with this report:

                           Exhibit No.          Description
                           -----------          -----------

                                    99a         Pro forma Financial Statements

                                    99b         Press Release






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                                   SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Ariel Corporation



Dated:  September 15, 1998           By:/s/ Anthony Agnello
                                        -------------------
                                         Anthony Agnello
                                         Chairman and Chief Executive Officer









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                                 EXHIBIT INDEX


Exhibit
  No.                                              Title
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99a                                         Pro forma Financial Statements

99b                                         Press Release


















                                     E-1